Exhibit 10.3


                                  Charlie Tomm
                       2005 Platform CEO Compensation Plan

Goals:

o Accountability for the most important operating performance elements managed by you
o    Financial reward for successfully managing these elements
o Financially reward "recovery" results if the first half of the year is less than par

2004 Compensation Elements

o    Base Salary is $600,000 (This is an increase from 500,000)
o    Total Par Bonus Percent is 80%
o    Total Par Bonus Dollars are $480,000
o Annual Net Operating Income Bonus (70% of the total Par Bonus Dollars) is $336,000
o    Semi annual NOI Par Bonus is $168,000
o Annual Business Development Bonus (30% of the total Par Bonus Dollars) is $144,000

Net Operating Income Bonus Formula (70% of the total Par Bonus)

The Bonus Plan is being divided into 2 half-year opportunities but will never pay you less than an annual plan calculation. The approach provides you with the opportunity to rebound from a disappointing first half with a new bonus opportunity in the second half. The details are shown in the chart below.

------------------------------------   -----------------------------------------
       The first half Bonus:                  Final year end Bonus (2)
------------------------------------   -----------------------------------------
If NOI Result:       Using the first   Final Payment     Final Bonus payment
                     half bonus        will be           will be:
                     formula the Mid   calculated: (1)
                     year payment
                     will be:
------------------------------------   -----------------------------------------
Meets or exceeds     Par Bonus for     Using the         The annual calculation
 Par                 the first 1/2     Annual Bonus      less the par bonus
                     year              calculation       paid in the first half.
------------------------------------   -----------------------------------------
Between Threshold    Actual first      Second half       Actual second half
  and par            half Bonus        Bonus Formula     Bonus.
                                                         This can pay up to 10%
                                                         more than the annual
                                                         Plan calculation
------------------------------------   -----------------------------------------
Below Threshold      No Bonus          Second half       Actual second half
                                       Bonus Formula     Bonus.
                                                         Potential for
                                                         meaningful increase
                                                         over the annual plan
------------------------------------   -----------------------------------------

1.  First 1/2 Payments are never forfeited

2. The annual Business Development bonus will be paid out with the final Bonus payment

The Bonus targets and formulas for 2005 are detailed in the next 2 charts.

                                               Annual Targets
----------------------------------------------------------------------------------------------------------------------
                                               NOI
                                              (% of
       Level              NOI Dollars        Budget)(1)      Bonus Dollars                 Annual Formula
--------------------- ------------------- --------------- ------------------- ----------------------------------------
     Threshold            47,300,000           90%             $67,200                        $67,200
--------------------- ------------------- --------------- ------------------- ----------------------------------------
        Par               52,500,000           100%            $336,000       $67,200 Plus 5.1% of NOI over threshold
--------------------- ------------------- --------------- ------------------- ----------------------------------------
       Double             62,000,000           118%            $672,000          $336,000 Plus 3.6% of NOI over Par
--------------------- ------------------- --------------- ------------------- ----------------------------------------

(1) Intentionally Omitted

                            Semi Annual Targets (based upon your calendarized budgets)
----------------------------------------------------------------------------------------------------------------------
     Level        First Half NOI       First Half Formula       Second half NOI           Second half Formula
                     Dollars                                        Dollars
---------------- ----------------- ---------------------------- ----------------- ------------------------------------
   Threshold        23,100,000      $33,600                         24,100,000     $33,600
---------------- ----------------- ---------------------------- ----------------- ------------------------------------
      Par           25,700,000      $33,600plus 5.2% of NOI in      26,800,000     $33,600 plus 5% of NOI in excess
                                    excess of the threshold                        of the threshold
---------------- ----------------- ---------------------------- ----------------- ------------------------------------
    Double          30,300,000      $168,000 Plus 3.6% of NOI      31,600,000      $168,000 Plus 3.5% of NOI in
                                    in excess of Par                               excess of Par
---------------- ----------------- ---------------------------- ----------------- ------------------------------------


Business Development Objectives Bonus (30% of the total Par Bonus)

o Goals/metrics for each of the objectives, addressing the specific challenges, are set at the beginning of the year. The categories are detailed below.
o Regular reviews with Ken Gilman to evaluate YTD performance against these objectives. The metrics will facilitate a fact-based discussion.
o Final review with Ken Gilman at the end of the year to establish year- end payout. The payout will not be based upon a numerical calculation, rather a subjective evaluation of the Business Development topics in the below table (including related metrics).
o    Payout range 0% to 200% of the Par.

---------------  ---------------  -------------------------  -------------------
  Frame work
  Agreement      General Manager
  Compliance       Success              Productivity         Pre-owned Vehicles
---------------  ---------------  -------------------------  -------------------
Toyota, Honda,   Market Share     Total platform personnel   Used Car Inventory
GM,Nissan                         expense (including         "core" percent
---------------  ---------------  management co.) as a %     total.
Unit sales for   GM Turnover      of total gross: Evaluated  Goal is 65%
all but Honda                     versus budget and trend
---------------  ---------------  to prior years'
CSI for Honda    Management       performance
                 Turnover
---------------  ---------------  -------------------------  -------------------




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



Tuck-in Acquisition Bonus

o   12-month measurement period using NOI vs. the deal pro-forma
o 3-month grace period (longer periods may be set when the pro-forma is created)
o   Team Bonus- For team members who helped with integration- 20% of CEO bonus
o   Payout scale- see table below

------------------------------------------------------------------
                                        Franchise bonus %
                                ----------------------------------
    Actual NOI vs. Pro-forma      Non-Targeted       Targeted*
------------------------------------------------------------------
               %                    % Of NOI         % Of NOI
------------------------------------------------------------------
            80%- 99%                   2%               4%
           100%- 109%                  3%               5%
           110%-119%                   4%               6%
          120% and up                  5%               7%
------------------------------------------------------------------
      *Acura, BMW, Honda, Lexus, Mercedes Benz, Toyota, Nissan